Segments	12 Months Ended
Dec. 31, 2024
Segments

1.13    Segments

The Company has been operating as a single segment for financial reporting purposes since its inception. The Chief Operating Decision Maker is the CEO. He is responsible for making all decisions regarding the use of capital.

1.14    Restatement of previously issued financial statements

The following non cash investing and financing disclosures on the Consolidated Statements of Cash Flows (As Restated) for 2024 and 2023 have been restated due to them being reported in error. The line items “Shares issued for trade and other payables (as restated)” for 2024 was revised to €919,663 and the line item “Shares issued for intangible assets (as restated)” for 2024 was revised to €0 and 2023 was revised to €65,000,000.

Also, additional background information was added to certain sections of Note 7 Intangible Assets and marked “as restated” regarding the acquisition of intellectual property rights for €65,000,000 in 2023 to provide additional disclosure regarding the terms of the related party acquisition of intellectual property rights, as well as, the removal of management’s estimate of fair value of the intellectual property rights at December 31, 2024, which was not consistent with the disclosure requirements of an indefinite lived intangible asset under the cost accounting model.

Finally, Note 11 Borrowings has been restated to reflect that the “Advances from related parties” are amounts paid directly to vendors and represent a non cash transaction to the Company, that the CEO’s advances for 2024 was revised from €1,130,950 to €0.1 million and the balance owed to the CEO as December 31, 2024 was revised from €0 to €30,804 and is classified in “Trade and other payables” on the Consolidated Statement of Financial Condition.

None of the above changes had an impact on the carrying value of assets, liabilities and stockholders’ equity and thus, there is no impact to basic and diluted earnings per share.